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                                                                      EXHIBIT 10

                      CONSENT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors of
Massachusetts Mutual Life Insurance Company

We consent to the inclusion in Post-Effective Amendment No. 16 to the Registration Statement of Massachusetts Mutual Variable Annuity Separate Account 1 - Flex-Annuity IV (Qualified) segment on Form N-4 (Registration No. 2-75412) of our report, which includes explanatory paragraphs relating to the use of statutory accounting practices, which practices are no longer considered to be in accordance with generally accepted accounting principles, and the change in our opinion for prior years, dated February 7, 1997, on our audits of the statutory financial statements of Massachusetts Mutual Life Insurance Company, and of our reports dated February 4, 1997 on our audits of Massachusetts Mutual Variable Annuity Separate Account 1 - Variable Annuity Fund 4 and Flex-Annuity IV (Qualified) segments and Massachusetts Mutual Variable Annuity Separate Account 2 - Flex-Annuity IV segment. We also consent to the reference to our Firm under the caption "Independent Accountants" in the Statement of Additional Information.






Springfield, Massachusetts
April 25, 1997



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